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                                                                    EXHIBIT 23.1
                           PRICEWATERHOUSECOOPERS LLP
                              TEN ALMADEN BOULEVARD
                                   SUITE 1600
                               SAN JOSE, CA 95113

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 333-56646, 333-53648 and 333-48572) of Tvia, Inc. of
our report dated April 29, 2003, except as to Note 12, which is as of June 18, 2003, relating to the financial statements, which appears in Tvia, Inc.'s Annual Report on Form 10-K for the year ended March 31, 2003.

                         /s/ PRICEWATERHOUSECOOPERS LLP

                         San Jose, California
                         November 14, 2003